UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

DYNATRONICS CORP.
(Exact name of registrant as specified in its charter)

Utah	000-12697	87-0398434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Trapp Rd.
 Eagan, Minnesota, United States 55121
 (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, no par value	DYNT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on December 27, 2023, Dynatronics Corporation (the "Company") received written notice from The Nasdaq Stock Market ("Nasdaq") that if the Company's common stock failed to regain compliance with Nasdaq's minimum bid price requirement before June 24, 2024, the Company's common stock would be delisted from Nasdaq. On June 27, 2024, Dynatronics received written notice from Nasdaq that trading of the Company's common stock will be suspended at the open of business on July 9, 2024 due to Dynatronics' failure to regain compliance with the minimum bid price requirement. Following such suspension, Nasdaq is expected to file a Form 25 Notification of Delisting with the Securities Exchange Commission with respect to Dynatronics' common stock when all internal procedural periods have run.

Prior to receiving Nasdaq's written notice, the Company considered its alternatives and concluded that transitioning to The OTC Markets Group, Inc. ("OTC") is the best course of action given recurring instances of noncompliance with Nasdaq listing requirements, and has determined not to appeal Nasdaq's determination. The OTC has approved the quotation of the Company's common stock on the OTCQB Venture Market ("OTCQB") and the Company's common stock is expected to be quoted on OTCQB immediately following its suspension of trading on Nasdaq on July 9, 2024. The ticker symbol and CUSIP for the Company's common stock is not expected to change in connection with its suspension and delisting from Nasdaq and commencement of quotation on the OTCQB. Shareholders of the Company's common stock are not required to take any action.

The Company will continue to remain a reporting company under the Securities Exchange Act of 1934, as amended, and the transition to OTCQB is not expected to affect the Company's business operations.

Item 7.01. Regulation FD Disclosure.

On June 28, 2024, the Company issued a press release relating to its intention to have its common stock traded on OTCQB following their delisting from Nasdaq.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K constitute "forward-looking statements" within the meaning of federal securities laws. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. Statements regarding the delisting of the Company's common stock from Nasdaq and the future trading of the Company's common stock on OTCQB are "forward-looking statements" and are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed in such forward-looking statements. Additional information concerning these and other important risks and uncertainties can be found in the Company's filings with the SEC, including the Company's Annual Report on Form 10-K for the year ended June 30, 2023, as filed on September 28, 2023. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2024

DYNATRONICS CORPORATION

By:	/s/ Brian Baker
Name: Brian Baker
Title: Chief Executive Officer